Property and Equipment, Net (FY)	6 Months Ended	12 Months Ended
	Jun. 30, 2026	Dec. 31, 2025
Property and Equipment, Net
Property and Equipment, Net
5. Property and Equipment, Net
Property and equipment, net, consists of the following:

(in thousands)	June 30, 2026	December 31, 2025
Office equipment	$—	$107
Computer hardware and software	—	988
Furniture and fixtures	—	419
Leasehold improvements	—	6,510
Total property and equipment	—	8,024
Accumulated depreciation and amortization	—	(3,917)
	$—	$4,107

On May 22, 2026, the Company entered into an agreement to terminate its lease agreement for office space in Philadelphia, Pennsylvania, or the 2005 Market Street Lease Termination Agreement. Pursuant to the 2005 Market Street Lease Termination Agreement, the Company agreed to pay the landlord a termination fee of $2.3 million. As a result of the 2005 Market Street Lease Termination Agreement, the Company recognized a net gain of $1.9 million on the lease termination for the three months ended June 30, 2026. The net gain is comprised of a $2.7 million gain on the write-off of assets and liabilities for operating leases offset by a $0.8 million net loss on disposal of property and equipment. The assets disposed of as part of the termination primarily included leasehold improvements.
On March 4, 2026, the Company entered into an agreement to terminate its lease agreement for laboratory space in Hopewell, New Jersey, or the Hopewell Lease Termination Agreement. Pursuant to the Hopewell Lease Termination Agreement, the Company agreed to pay the landlord a termination fee of $4.8 million as well as accrued rent through February 14, 2026. As a result of the Hopewell Lease Termination Agreement, the Company recognized a net gain of $0.6 million on the lease termination for the six months ended June 30, 2026. The net gain is comprised of a $3.8 million gain on the write-off of assets and liabilities for operating leases offset by a $3.2 million net loss on disposal of property and equipment. The assets disposed of as part of the termination included office equipment, leasehold improvements, furniture and fixtures, and computer hardware and software.
Depreciation and amortization expense was de minimis and $0.2 million for the three months ended June 30, 2026 and 2025, respectively, and was $0.2 million and $0.4 million for the six months ended June 30, 2026 and 2025, respectively.

6. Property and Equipment, Net
Property and equipment, net, consists of the following:

(in thousands)	December 31, 2025	December 31, 2024
Laboratory equipment	$—	$10,020
Office equipment	107	119
Computer hardware and software	988	1,111
Furniture and fixtures	419	419
Leasehold improvements	6,510	7,386
Total property and equipment	8,024	19,055
Accumulated depreciation and amortization	(3,917)	(9,724)
	$4,107	$9,331

In connection with the Company’s January 2025 announcement to reduce its overall workforce by 55% and cease its lab operations in Hopewell, New Jersey, management implemented plans to sell substantially all the laboratory equipment and certain other assets and estimated the fair value of the assets based on the estimated future cash flows from the sale of such assets. Subsequent to recording the impairment of $2.6 million, the Company sold substantially all the laboratory equipment and certain other assets for $1.2 million. As a result, the Company did not record any depreciation on the impaired and disposed laboratory equipment during the year ended December 31, 2025 as the equipment was considered held-for-sale in January 2025. Neither laboratory equipment nor accumulated depreciation related to such equipment are recorded on the balance sheet as of December 31, 2025.
Depreciation and amortization expense was $0.7 million and $3.1 million for the years ended December 31, 2025 and 2024, respectively.